Multi-Manager
Series

March 8, 1999

Share Classes
Ins Institutional
Adm Administrative



                      PIMCO FUNDS ASSET ALLOCATION SERIES

                                  PROSPECTUS

               Actively managed portfolios of select PIMCO Funds


PIMCO Funds Asset Allocation Series consists of three actively managed mutual funds that invest in a diversified portfolio of PIMCO Funds. In addition to broad diversification, each Portfolio provides access to the extensive asset allocation and investment management capabilities of PIMCO Advisors L.P. and its affiliates.

90/10 Portfolio                      60/40 Portfolio               30/70 Portfolio
Seeks long-term capital              Seeks long-term capital       Seeks current income,
appreciation. The Portfolio          appreciation and current      with long-term capital
normally invests approxi-            income. The Portfolio         appreciation as a secondary
mately 90% of its assets             normally invests              objective. The Portfolio
in PIMCO Stock Funds                 approximately 60% of its      normally invests
and 10% in PIMCO                     assets in PIMCO Stock         approximately 30% of its
Bond Funds.                          Funds and 40% in PIMCO        assets in PIMCO Stock
                                     Bond Funds.                   Funds and 70% in PIMCO
                                                                   Bond Funds.


                                                                           PIMCO
                                                                           -----
                                                                           FUNDS

          PIMCO Funds: Multi-Manager Series
          Prospectus
          March 8, 1999

          PIMCO Funds Asset Allocation Series

90/10 Portfolio
60/40 Portfolio
30/70 Portfolio

          PIMCO Funds: Multi-Manager Series (the "Trust"), formerly PIMCO
          Funds: Equity Advisors Series, is an open-end series management investment company ("mutual fund"). This Prospectus describes three diversified investment portfolios (each a "Portfolio") of the Trust. Each Portfolio has its own investment objective and policies. The Portfolios are professionally-managed series of the Trust designed to take advantage of the benefits of asset allocation. Each Portfolio seeks to achieve its particular investment objective by investing within specified equity and fixed income ranges among a number of other mutual funds in the PIMCO Funds family ("Underlying Funds" or "Funds").

          PIMCO Advisors L.P. ("PIMCO Advisors" or the "Adviser") serves as investment adviser to the Portfolios and determines how the assets of each Portfolio are allocated among the Underlying Funds. PIMCO Advisors and its affiliates also provide advisory services to the Underlying Funds. See "Management of the Portfolios."

          This Prospectus describes two classes of shares offered by each
          Portfolio: the "Institutional Class" and the "Administrative Class." Through a separate prospectus, each Portfolio also offers three additional classes of shares, Class A, Class B and Class C shares. See "Other Information--Multiple Classes of Shares."

          This Prospectus sets forth concisely the information a prospective investor should know before investing in the Portfolios. It should be read and retained for ready reference to information about the Portfolios. Information about the investment objective of each Portfolio, and of the investment policies and restrictions applicable to each Portfolio, are set forth in this Prospectus. There can be no assurance that the investment objective of any Portfolio will be achieved. Because the market value of each Portfolio's investments will change, the investment returns and net asset value per share of each Portfolio will vary.

          A Statement of Additional Information, dated November 1, 1998, as revised February 2, 1999, and as further amended or supplemented from time to time, is available without charge as specified below. In addition, a Trust Prospectus dated November 1, 1998 and a Prospectus of PIMCO Funds: Pacific Investment Management Series dated November 25, 1998, each as amended or supplemented from time to time (together, the "Underlying Fund Prospectuses"), relating to Institutional Class shares of the Underlying Funds, are available without charge. The Statement of Additional Information and the Underlying Fund Prospectuses, which contain more detailed information about the Trust, the Portfolios and/or the Underlying Funds, have each been filed with the Securities and Exchange Commission and are incorporated by reference in this Prospectus. The Securities and Exchange Commission maintains an Internet World Wide Web site (at www.sec.gov) which contains the Statement of Additional Information and materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, the Underlying Fund Prospectuses, and other information about the Trust, the Portfolios and the Underlying Funds. The Statement of Additional Information and the Underlying Fund Prospectuses are available without charge and may be obtained by writing or calling:

                             PIMCO Funds
                             840 Newport Center Drive, Suite 300
                             Newport Beach, CA 92660
                             Telephone: 1-800-927-4648
                                    1-800-987-4626 (PIMCO Infolink Audio
                                             Response Network).

          These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

          Shares of the Portfolios are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, and involve risk, including the possible loss of principal.

2 PIMCO Funds: Multi-Manager Series

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
   Prospectus Summary......................................................   4
   Expense Information.....................................................   7
   Investment Objectives and Policies......................................   9
   Underlying Funds........................................................  14
   Management of the Portfolios............................................  21
   Purchase of Shares......................................................  28
   Redemption of Shares....................................................  31
   Net Asset Value.........................................................  33
   Dividends, Distributions and Taxes......................................  33
   Other Information.......................................................  34

                                                                   Prospectus 3

                               PROSPECTUS SUMMARY

  PIMCO Funds: Multi-Manager Series (the "Trust") is an open-end series management investment company organized as a Massachusetts business trust on August 24, 1990. This Prospectus describes three separate diversified investment portfolios (the "Portfolios") offered by the Trust, PIMCO Funds Asset Allocation Series--90/10 Portfolio (the "90/10 Portfolio"), PIMCO Funds Asset Allocation Series--60/40 Portfolio (the "60/40 Portfolio") and PIMCO Funds Asset Allocation Series--30/70 Portfolio (the "30/70 Portfolio").

  The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio has a distinct investment objective which it seeks to achieve by investing within specified equity and fixed income ranges among certain series ("Underlying Funds" or "Funds") of the Trust and PIMCO Funds: Pacific Investment Management Series. PIMCO Advisors serves as investment adviser for each Fund of the Trust and its affiliate, Pacific Investment Management Company ("Pacific Investment Management"), serves as investment adviser for each Fund of PIMCO Funds:
Pacific Investment Management Series. Some of the Underlying Funds invest primarily in equity securities ("Underlying Stock Funds"); other Funds invest primarily in fixed income securities, including money market instruments ("Underlying Bond Funds"). The Portfolios are named in accordance with their equity/fixed income allocation targets. For instance, the 90/10 Portfolio will normally invest approximately 90% of its assets in Underlying Stock Funds and 10% of its assets in Underlying Bond Funds. The following summarizes certain key information relating to the Portfolios and is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus.

                               Portfolio Profiles

 PIMCO Funds
 Asset Allocation Series Investment Objective                              Allocation Strategy
---------------------------------------------------------------------------------------------------
 90/10 Portfolio         Long-term capital appreciation                    Under normal conditions,
                                                                           approximately 90% of the
                                                                           Portfolio's assets will
                                                                           be allocated among
                                                                           Underlying Stock Funds
                                                                           and 10% among Underlying
                                                                           Bond Funds.
---------------------------------------------------------------------------------------------------
 60/40 Portfolio         Long-term capital appreciation                    Under normal conditions,
                         and current income                                approximately 60% of the
                                                                           Portfolio's assets will
                                                                           be allocated among
                                                                           Underlying Stock Funds
                                                                           and 40% among Underlying
                                                                           Bond Funds.
---------------------------------------------------------------------------------------------------
 30/70 Portfolio         Current income, with long-term                    Under normal conditions,
                         capital appreciation as a secondary objective     approximately 30% of the
                                                                           Portfolio's assets will
                                                                           be allocated among
                                                                           Underlying Stock Funds
                                                                           and 70% among Underlying
                                                                           Bond Funds.

                      Investment Risks and Considerations

  The Underlying Funds have different investment objectives and policies and different degrees of potential investment risk and reward. Based on the allocation strategies listed above, an investor should choose among the Portfolios based on personal objectives, investment time horizon, tolerance for risk and personal financial circumstances. For example, because the 90/10 Portfolio will normally invest approximately 90% of its assets in Underlying Stock Funds, this Portfolio might be suitable for an investor with a relatively long time horizon who seeks long-term capital appreciation potential and has a fairly high tolerance for risk and volatility. An investor with a shorter time horizon who seeks a balance of income and long-term capital appreciation and has less tolerance for risk and volatility might choose the 60/40 Portfolio, which invests in a fairly balanced portfolio of Underlying Stock and Bond Funds. An investor who seeks a higher level of current income combined with some potential for long-term capital appreciation and has a lower tolerance for risk and volatility might choose the 30/70 Portfolio, which will normally invest approximately 70% of its assets in Underlying Bond Funds. While each Portfolio provides a relatively high level of diversification in comparison

4 PIMCO Funds: Multi-Manager Series
to most mutual funds, a single Portfolio may not be suitable as a complete investment program. For a more complete description of the investment objectives and policies of the Portfolios, please see "Investment Objectives and Policies."

  Because each Portfolio will invest all of its assets in the Underlying Funds, each Portfolio's investment performance is directly related to the investment performance of the Underlying Funds in which it invests. The ability of a Portfolio to realize its investment objective will depend upon the extent to which the Underlying Funds realize their objectives. The value of the Underlying Funds' investments, and the net asset values of the shares of both the Underlying Funds and the Portfolios, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the Underlying Funds invest.

  The possible use of certain investment techniques by an Underlying Fund, including various derivative instruments such as futures contracts, options and swap agreements, will subject the Fund to greater risk than Funds that do not employ such techniques. In addition, investments by certain Underlying Funds in small market capitalization companies, foreign issuers (including emerging market issuers) and foreign currencies, illiquid securities and other instruments will expose those Funds to a higher degree of risk and price volatility. Some Underlying Funds may also invest in fixed income securities rated below investment grade (commonly referred to as "high yield" securities or "junk" bonds), which are considered to be speculative by traditional investment standards. Each Portfolio may be subject to these and other risks associated with investments in the Underlying Funds depending upon the Portfolio's asset allocation strategy. For a description of the various risks associated with the Portfolios and the Underlying Funds, see "Investment Objectives and Policies" and "Underlying Funds" in this Prospectus, "Investment Objectives and Policies" in the Statement of Additional Information and "Characteristics and Risks of Securities and Investment Techniques" in the Underlying Fund Prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.

  Potential investors in the Portfolios should realize that they may invest directly in the Underlying Funds and make their own asset allocation decisions. By investing in a Portfolio, an investor will incur not only a proportionate share of the expenses of the Portfolio but also a portion of the expenses of the Underlying Funds in which the Portfolio invests (including investment advisory and administrative fees charged at the Underlying Fund level). See "Expense Information" and "Management of the Portfolios--Underlying Fund Expenses."

                               Purchase of Shares

  This Prospectus describes two classes of shares of each Portfolio: the "Institutional Class" and the "Administrative Class." Shares of the Institutional Class are offered primarily for direct investment by institutional investors (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investments in the Portfolios). Shares of the Administrative Class are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Each Portfolio pays service and/or distribution fees to such entities for services they provide to such Portfolio's shareholders of that class.

  Shares of the Institutional Class and Administrative Class of the Portfolios are offered at the relevant next determined net asset value with no sales charge or other fee. The minimum initial investment for shares of either class is $5 million, subject to certain exceptions described under "Purchase of Shares." Shares of either class may also be offered to clients of the Adviser and its affiliates.
                                                                Prospectus 5

                           Redemptions and Exchanges

  Institutional Class and Administrative Class shares of each Portfolio may be redeemed without cost at the relevant net asset value per share of the class of that Portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price.

  Institutional Class and Administrative Class shares of any Portfolio may be exchanged without cost on the basis of relative net asset values for shares of the same class of any other Portfolio or other series of the Trust offered generally to the public, or for shares of the same class of a series of PIMCO
Funds: Pacific Investment Management Series. See "Redemption of Shares."

6 PIMCO Funds: Multi-Manager Series

                              EXPENSE INFORMATION

  Expenses are one of several factors to consider when investing in Institutional Class or Administrative Class shares of the Portfolios. The following tables and Examples summarize the expenses of each Portfolio that are borne by its Institutional Class and Administrative Class shareholders based on estimated expenses for the Portfolio's current fiscal year.

  You should bear in mind that shareholders of each Portfolio bear indirectly the expenses of the Underlying Funds in which the Portfolio invests. The Portfolios will invest only in Institutional Class shares of the Underlying Funds and will not pay any sales charges or 12b-1 fees in connection with their investments in the Underlying Funds. The Portfolios will, however, indirectly bear their pro rata share of the fees and expenses (including advisory and administrative fees) incurred by the Underlying Funds that are borne by all Institutional Class shareholders. Because the Underlying Funds have varied fee and expense levels and the Portfolios will own different proportions of the Underlying Funds at different times, the actual fees and expenses indirectly incurred by the Portfolios will vary.

Shareholder Transaction Expenses (Institutional Class and Administrative
Class):

  Sales Load Imposed on Purchases.......................................... None
  Sales Load Imposed on Reinvested Dividends............................... None
  Redemption Fee........................................................... None
  Exchange Fee............................................................. None
  Fund Reimbursement Fee Imposed on Purchases, Redemptions and Exchanges... None

Annual Portfolio Operating Expenses (as a percentage of average daily net assets):

                                                           Underlying
                                   Advisory Administrative    Fund     Total
   Institutional Class Shares        Fee         Fee       Expenses*  Expenses
   --------------------------      -------- -------------- ---------- --------
   90/10 Portfolio................   None        0.10%        0.79%     0.89%
   60/40 Portfolio................   None        0.10         0.67      0.77
   30/70 Portfolio................   None        0.10         0.55      0.65

                                                    Service/ Underlying
   Administrative Class     Advisory Administrative  12b-1      Fund     Total
   Shares                     Fee         Fee         Fee    Expenses*  Expenses
   --------------------     -------- -------------- -------- ---------- --------
   90/10 Portfolio.........   None        0.10%       0.25%     0.79%     1.14%
   60/40 Portfolio.........   None        0.10        0.25      0.67      1.02
   30/70 Portfolio.........   None        0.10        0.25      0.55      0.90

  * Based on estimated expenses for the current fiscal year. Underlying Fund Expenses for each Portfolio are estimated based upon the initial allocation of each Portfolio's assets among the Underlying Funds and upon the total annual operating expenses of each Underlying Fund. For a listing of the expenses associated with each Underlying Fund, please see "Management of the Portfolios--Underlying Fund Expenses." Total Portfolio Operating Expenses and the Examples set forth on the next page are based on estimates of the Underlying Fund Expenses each Portfolio will incur. Actual Underlying Fund Expenses for each Portfolio are expected to vary with changes in the allocation of the Portfolio's assets, and may be higher or lower than those shown above.

  For a more detailed discussion of the Portfolios' fees and expenses, see "Fund Administrator," "Advisory Fees," "Administrative Fees," "Underlying Fund Expenses" and "Service and Distribution Fees" under the caption "Management of the Portfolios."

                                                                Prospectus 7

Example of Portfolio Expenses:

  An investor would pay the following expenses on a $1,000 investment assuming
(1) a hypothetical 5% annual return and (2) redemption at the end of each time period:

   Institutional Class Shares                                     1 year 3 years
   --------------------------                                     ------ -------
   90/10 Portfolio...............................................  $ 9     $28
   60/40 Portfolio...............................................    8      25
   30/70 Portfolio...............................................    7      21
   Administrative Class Shares                                    1 year 3 years
   ---------------------------                                    ------ -------
   90/10 Portfolio...............................................  $12     $36
   60/40 Portfolio...............................................   10      32
   30/70 Portfolio...............................................    9      29

  The above tables are provided to assist investors in understanding the various expenses which may be borne directly or indirectly in connection with an investment in the Portfolios. These examples should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.

8 PIMCO Funds: Multi-Manager Series

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objective and general investment policies of each Portfolio are described below. There can be no assurance that the investment objective of any Portfolio will be achieved. Because the market value of each Portfolio's investments will change, the net asset value per share of each Portfolio will also vary.

  The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio seeks to achieve its investment objective by investing within specified equity and fixed income ranges among the Underlying Funds. Each Underlying Fund is a series of the Trust or PIMCO Funds: Pacific Investment Management Series and is managed by PIMCO Advisors and/or its affiliates. The Portfolios have different investment objectives and policies and degrees of potential investment risk and reward depending upon their allocation strategies. An investor should choose a Portfolio based on personal objectives, investment time horizon, tolerance for risk and personal financial circumstances.

Portfolio Descriptions

  90/10 Portfolio seeks long-term capital appreciation. Under normal conditions, approximately 90% of the Portfolio's assets will be allocated among Underlying Stock Funds and 10% among Underlying Bond Funds.

  60/40 Portfolio seeks long-term capital appreciation and current income. Under normal conditions, approximately 60% of the Portfolio's assets will be allocated among Underlying Stock Funds and 40% among Underlying Bond Funds.

  30/70 Portfolio seeks current income. Long-term capital appreciation is a secondary objective. Under normal conditions, approximately 30% of the Portfolio's assets will be allocated among Underlying Stock Funds and 70% among Underlying Bond Funds.

  Unless otherwise noted, each Portfolio's investment objective and its restrictions and policies relating to the investment of its assets are non-fundamental and may be changed without shareholder approval.

  PIMCO Advisors serves as the investment adviser to the Portfolios and determines how each Portfolio's assets are allocated among the Underlying Funds. Each Portfolio invests in particular Underlying Funds (which may differ from time to time) based on various criteria observed by PIMCO Advisors. Among other things, PIMCO Advisors analyses the various investment objectives, policies and strategies of the Underlying Funds to determine which Funds, in combination with others, are appropriate in light of a Portfolio's investment objective. PIMCO Advisors then makes allocation decisions among these Underlying Funds in an attempt to achieve the Portfolio's objective. The table on the next page illustrates the estimated equity and fixed income allocation targets and typical ranges for each Portfolio under normal market conditions.

                                                                  Prospectus 9

Equity and Fixed Income Ranges
(as a percentage of each Portfolio's average net assets)

                                                    Typical
PIMCO Funds                              Target     Allocation
Asset Allocation Series                  Allocation Range*
--------------------------------------------------------------
90/10 Portfolio
 Equity                                  90%        80% - 100%
 Fixed Income (including money market**) 10%         0% -  20%
--------------------------------------------------------------
60/40 Portfolio
 Equity                                  60%        50% -  70%
 Fixed Income (including money market**) 40%        30% -  50%
--------------------------------------------------------------
30/70 Portfolio
 Equity                                  30%        25% -  35%
 Fixed Income (including money market**) 70%        65% -  75%

 * Each Portfolio may temporarily deviate from its asset allocation range for defensive purposes.
** Each Portfolio may hold a portion of its assets in PIMCO Money Market Fund, in part, so that it can readily sell the securities and have cash available to pay Portfolio expenses without incurring capital gains.

  Each Portfolio is authorized to invest in any or all of the Underlying Funds. However, it is expected that a Portfolio will invest in only some of the Underlying Funds at any particular time. A Portfolio's investment in a particular Underlying Fund may and in some cases is expected to exceed 25% of its total assets. To the extent that a Portfolio invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Fund. Please see "Underlying Funds" and "Principal Risks of the Underlying Funds" below for a description of the Underlying Funds and their attendant risks. The particular Underlying Funds in which each Portfolio may invest, the equity and fixed income allocation targets and ranges specified above, and the percentage of each Portfolio's assets invested from time to time in any Underlying Fund or combination of Funds may be changed from time to time without the approval of the Portfolio's shareholders.

  Each Portfolio's net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. Each Portfolio will invest all of its assets in Underlying Funds, and may invest up to 100% of its assets in PIMCO Money Market Fund (and thereby deviate from its asset allocation range) for temporary defensive purposes. A Portfolio may also borrow money for temporary or emergency purposes.

  Each Portfolio is also subject to certain investment restrictions that are described under "Investment Restrictions" in the Statement of Additional Information.

Overview of Asset Allocation

  PIMCO Advisors' Asset Allocation Committee determines how the Portfolios' assets are allocated and reallocated from time to time among the Underlying Funds. The individuals who constitute the Asset Allocation Committee and are primarily responsible for making asset allocation and other investment decisions for the Portfolios are William D. Cvengros, Timothy R. Clark, Robert
S. Venable and David Young. Please see "Management of the Portfolios" for a description of PIMCO Advisors and the individuals on the Asset Allocation Committee.

  PIMCO Advisors' approach to asset allocation encompasses both quantitative and qualitative processes designed to allocate the Portfolios' assets among multiple Underlying Funds in order to achieve broadly diversified Portfolios. The Asset Allocation Committee meets regularly to analyze various economic and market data. The Committee also collects and synthesizes multiple proprietary models maintained by the Portfolio Managers of the Underlying Funds. See

10 PIMCO Funds: Multi-Manager Series

"Management of the Portfolios--Portfolio Managers for the Underlying Funds." These models are quantitatively compiled by the Committee to provide a framework for developing PIMCO Advisors' allocation strategies with respect to the major asset classes and sub-classes held by the Underlying Funds.

  The resulting framework assists the Asset Allocation Committee in the following ways: (1) it identifies the desired tactical allocation ranges for the Portfolios around long-term strategic broad asset class and sub-class targets, (2) it identifies individual Funds among the Underlying Funds that are expected to provide consistent, quality performance in the various asset classes and sub-classes identified for the Portfolios and (3) it is used by the Committee in its on-going evaluation of the equity and fixed income markets in an attempt to identify and implement value-added tactical shifts for the Portfolios. These tactical shifts and resulting reallocations of Portfolio assets are not expected to be large or frequent in nature, and should result in modest levels of portfolio turnover for the Portfolios. See "Portfolio Turnover."

Equity Portion of the Portfolios

  The equity portion of each Portfolio will be allocated among a number of Underlying Stock Funds which provide a broad range of equity-based investment objectives and strategies. By allocating assets among these Funds, the equity portions of the Portfolios can be diversified in multiple ways, including the following:

  By Region
  [ ] U.S. Equities
  [ ] International Developed Markets Equities
  [ ] International Emerging Markets Equities

  By Investment Style

  [ ] Blend (Broad Market)
  [ ] Value
  [ ] Growth

  By Size

  [ ] Large-Cap
  [ ] Mid-Cap
  [ ] Small-Cap

  For a description of the Underlying Stock Funds and their investment objectives and strategies, please see "Underlying Funds." The Portfolio Managers for the Underlying Stock Funds each have different investment philosophies and processes which are reflected in the Funds they manage. Through asset allocation, PIMCO Advisors can take advantage of the expertise of each Portfolio Manager and combine the investment styles set forth above in providing broadly diversified Portfolios. For a description of each Portfolio Manager and its particular investment philosophy and process, please see "Management of the Portfolios--Portfolio Managers for the Underlying Funds."

                                                                 Prospectus 11

Fixed Income Portion of the Portfolios

  The fixed income portion of each Portfolio will be allocated among a number of Underlying Bond Funds which provide a broad range of fixed income-based investment objectives and strategies. By allocating assets among these Funds, the fixed income portions of the Portfolios can be diversified in multiple ways, including the following:

  By Region

  [ ] U.S. Fixed Income
  [ ] Foreign Fixed Income

  By Sector/Investment Specialty

  [ ] Governments
  [ ] Mortgages
  [ ] Corporate
  [ ] Inflation-Indexed

  By Credit Quality

  [ ] Investment Grade/Money Market
  [ ] Medium Grade
  [ ] High Yield

  By Duration

  [ ] Long-Term
  [ ] Intermediate-Term
  [ ] Short-Term

  For a description of the Underlying Bond Funds and their investment objectives and strategies, please see "Underlying Funds." Pacific Investment Management is the investment adviser and Portfolio Manager for each Underlying Bond Fund. Through asset allocation, PIMCO Advisors can take advantage of the broad fixed income expertise of Pacific Investment Management and combine the investment styles set forth above in providing broadly diversified Portfolios. For a description of Pacific Investment Management and its investment philosophy and process, please see "Management of the Portfolios--Portfolio Managers for the Underlying Funds."

Potential Conflicts of Interest

  As described above, PIMCO Advisors has broad discretion to allocate and reallocate the Portfolios' assets among the Underlying Funds, consistent with the Portfolios' investment objectives and policies and the asset allocation ranges specified above. Although PIMCO Advisors does not charge an investment advisory fee for its asset allocation services, PIMCO Advisors and its affiliates indirectly receive fees (including investment advisory and administrative fees) from the Underlying Funds in which the Portfolios invest. In this regard, PIMCO Advisors has a financial incentive to invest a Portfolio's assets in Underlying Funds with higher fees than other Funds, even if it believes that alternate investments would better serve the Portfolio's investment program. PIMCO Advisors is legally obligated to disregard that incentive in making asset allocation decisions for the Portfolios. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds.


12 PIMCO Funds: Multi-Manager Series

General Risks of Investing in the Portfolios

  Because the Portfolios invest all of their assets in the Underlying Funds, the risks associated with investing in the Portfolios are closely related to the risks associated with the securities held by the Underlying Funds. The ability of a Portfolio to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their objectives. Of course, the extent to which the investment performance and risks associated with a particular Portfolio correlate to those of a particular Underlying Fund will depend upon the extent to which the Portfolio's assets are allocated from time to time for investment in the Underlying Fund. For a description of the principal risks associated with investments in the Underlying Funds, please see "Underlying Funds--Principal Risks of the Underlying Funds" in this Prospectus, "Investment Objectives and Policies" in the Statement of Additional Information and "Characteristics and Risks of Securities and Investment Techniques" in the Underlying Fund Prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.

Portfolio Turnover

  A change in the securities held by a Portfolio is known as "portfolio turnover." Because PIMCO Advisors does not expect to reallocate the Portfolios' assets among the Underlying Funds on a frequent basis, the portfolio turnover rates for the Portfolios are expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the Portfolios' indirectly bear the expenses associated with portfolio turnover of the Underlying Funds, a number of which have fairly high portfolio turnover rates (i.e., in excess of 100%). High portfolio turnover involves correspondingly greater expenses to an Underlying Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Shareholders in the Portfolios may also bear expenses directly or indirectly through sales of securities held by the Portfolios and the Underlying Funds which result in realization of ordinary income or taxable capital gains (including short-term capital gains which are generally taxed at ordinary income tax rates). See "Dividends, Distributions and Taxes."

Service Systems--Year 2000 Problem

  Many of the services provided to the Portfolios depend on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the service systems fail to process information properly, that could have an adverse impact on the Portfolios' operations and services provided to shareholders. The Adviser, Distributor, Shareholder Servicing and Transfer Agent, Custodian and certain other service providers to the Portfolios have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Portfolios' operations and services provided to shareholders will not be adversely affected, nor can there be any assurance that the year 2000 problem will not have an adverse effect on the entities whose securities are held by the Underlying Funds or on domestic or global equity markets or economies, generally.

"Fundamental" Policies

  The investment objective of each Portfolio described in this Prospectus may be changed by the Board of Trustees without shareholder approval. If there is a change in a Portfolio's investment objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial positions and needs.

                                                                 Prospectus 13

                               UNDERLYING FUNDS

  Each Portfolio invests all of its assets in Underlying Funds. Accordingly, each Portfolio's investment performance depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to meet their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. Shares of the Underlying Funds are not offered in this Prospectus.

Portfolio Managers

  PIMCO Advisors serves as investment adviser for each of the Underlying Stock Funds. The PIMCO Equity Advisors division ("PIMCO Equity Advisors") of PIMCO Advisors manages the investments of PIMCO Innovation Fund. Affiliates of PIMCO Advisors serve as sub-advisers for the remaining Underlying Stock Funds, except that another affiliate, Pacific Investment Management, is the sole investment adviser to PIMCO StocksPLUS Fund. Under these arrangements, PIMCO Equity Advisors, the sub-advisers and Pacific Investment Management (referred to collectively as "Portfolio Managers") have full investment discretion and make all determinations with respect to the investment of the assets of these Funds. Pacific Investment Management is also the sole investment adviser to each Underlying Bond Fund. The Portfolio Managers and their investment specialties are listed below.

 Portfolio Manager                                   Investment Specialty
-------------------------------------------------------------------------------
 Blairlogie Capital Management ("Blairlogie") (/1/)  International stocks using
                                                     Scottish standards of
                                                     prudent investment
                                                     management with modern
                                                     quantitative analytical
                                                     tools
                                                     --------------------------
 Cadence Capital Management ("Cadence")              Stocks of growth companies
                                                     that the Portfolio Manager
                                                     believes are trading at a
                                                     reasonable price
                                                     --------------------------
 Columbus Circle Investors ("Columbus Circle") (/2/) Stocks, using its
                                                     "Positive Momentum &
                                                     Positive Surprise"
                                                     discipline
                                                     --------------------------
 NFJ Investment Group ("NFJ")                        Value stocks that the
                                                     Portfolio Manager believes
                                                     are undervalued and/or
                                                     offer above-average
                                                     dividend yields
                                                     --------------------------
 Pacific Investment Management                       All sectors of the bond
                                                     market using its total
                                                     return philosophy--seeking
                                                     both yield and capital
                                                     appreciation
                                                     --------------------------
 Parametric Portfolio Associates ("Parametric")      Stocks, using
                                                     quantitatively-driven
                                                     fundamental analysis and
                                                     economic methods, with
                                                     specialties in emerging
                                                     markets and tax-efficient
                                                     products
                                                     --------------------------
 PIMCO Equity Advisors division of PIMCO             Disciplined approach to
 Advisors ("PIMCO Equity Advisors")                  identifying quality growth
                                                     companies

1. On or about April 30, 1999, it is anticipated that PIMCO Advisors will sell substantially all of its ownership interest in Blairlogie. See "Management of the Portfolios--Portfolio Managers for the Underlying Funds-- Blairlogie."
2. On or about May 7, 1999, PIMCO Equity Advisors will assume full portfolio management responsibility for PIMCO Renaissance Fund, an Underlying Stock Fund currently managed by Columbus Circle. See "Management of the Portfolios--Portfolio Managers for the Underlying Funds--Columbus Circle."

14 PIMCO Funds: Multi-Manager Series

Underlying Stock Funds

  The following provides a concise description of the investment objective and primary investments of each Underlying Stock Fund and lists the Fund's Portfolio Manager. For a complete description of these Funds, please see the Underlying Fund Prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.

                                                                                                                      Portfolio
              Fund Name             Investment Objective                    Primary Investments                       Manager
------------------------------------------------------------------------------------------------------------------------------------
Stock Funds   PIMCO Equity Income   Current income as a primary objective;  Common stocks with below-average price    NFJ
                                    long-term growth of capital as a        to earnings ratios and higher dividend
                                    secondary earnings objective            yields relative to their industry groups
              ----------------------------------------------------------------------------------------------------------------------
              PIMCO Renaissance     Long-term growth of capital             Common stocks with below-average          Columbus
                                    and income                              valuations that have improving            Circle (1)
                                                                            business fundamentals
              ----------------------------------------------------------------------------------------------------------------------
              PIMCO Core Equity     Long-term growth of capital; income     Common stocks of companies with market    Columbus
                                    as a secondary objective                capitalizations in excess of $3 billion   Circle
              ----------------------------------------------------------------------------------------------------------------------
              PIMCO Mid-Cap Equity  Long-term growth of capital             Common stocks of companies with market    Columbus
                                                                            capitalizations between $800 million and  Circle
                                                                            $3 billion
              ----------------------------------------------------------------------------------------------------------------------
              PIMCO Value           Long-term growth of capital             Common stocks with below-average price to  NFJ
                                    and income                              earnings ratios relative to their
                                                                            industry groups
              ----------------------------------------------------------------------------------------------------------------------
              PIMCO Value 25        Long-term growth of capital             Approximately 25 common stocks of          NFJ
                                    and income                              companies with medium market
                                                                            capitalizations and below-average price
                                                                            to earnings ratios relative to their
                                                                            industry groups
              ----------------------------------------------------------------------------------------------------------------------
              PIMCO Capital         Growth of capital                       Common stocks of companies with market     Cadence
              Appreciation                                                  capitalizations of at least $1 billion
                                                                            that have improving fundamentals and whose
                                                                            stock is reasonably valued by the market
              ----------------------------------------------------------------------------------------------------------------------
              PIMCO Mid-Cap         Growth of capital                       Common stocks of companies with market     Cadence
              Growth                                                        capitalizations in excess of $500 million
                                                                            that have improving fundamentals and whose
                                                                            stock is reasonably valued by the market
              ----------------------------------------------------------------------------------------------------------------------
              PIMCO Enhanced        Total return which equals or exceeds    Common stocks represented in the S&P 500   Parametric
              Equity                the total return performance of an
                                    index representing the performance
                                    of a reasonably broad spectrum of
                                    common stocks (currently the
                                    S&P 500 (2))
              ----------------------------------------------------------------------------------------------------------------------
              PIMCO Tax-Efficient   Maximum after-tax growth of capital     A broadly diversified portfolio of at      Parametric
              Equity                                                        least 200 common stocks of companies
                                                                            with larger market capitalizations
------------------------------------------------------------------------------------------------------------------------------------
Aggressive    PIMCO Small-Cap       Long-term growth of capital and         Common stocks of companies with market     NFJ
Stock Funds   Value                 income                                  capitalizations between $50 million and
                                                                            $1 billion and below-average price to
                                                                            earnings ratios relative to their
                                                                            industry groups
              ----------------------------------------------------------------------------------------------------------------------
              PIMCO Small-Cap       Growth of capital                       Common stocks of companies with market     Cadence
              Growth                                                        capitalizations between $50 million and
                                                                            $1 billion that have improving fundamentals
                                                                            and whose stock is reasonably valued by
                                                                            the market
              ----------------------------------------------------------------------------------------------------------------------
              PIMCO Micro-Cap       Long-term growth of capital             Common stocks of companies with market     Cadence
              Growth                                                        capitalizations of less than $100 million
                                                                            that have improving fundamentals and whose
                                                                            stock is reasonably valued by the market
------------------------------------------------------------------------------------------------------------------------------------
International PIMCO International   Capital appreciation; income is         Non-U.S. stocks of companies with small,  Blairlogie (3)
Stock Funds                         incidental                              medium and large market capitalizations
                                                                            (developed and emerging markets)
              ----------------------------------------------------------------------------------------------------------------------
              PIMCO International   Long-term capital appreciation          An international portfolio of equity and  Columbus
              Growth                                                        equity-related securities                 Circle
              ----------------------------------------------------------------------------------------------------------------------
              PIMCO Structured      Long-term growth of capital             Common stocks of companies located in     Parametric
              Emerging Markets                                              emerging market countries
              ----------------------------------------------------------------------------------------------------------------------
              PIMCO Tax-Efficient   Same as PIMCO Structured Emerging       Common stocks of companies located in    Parametric
              Structured            Markets Fund, except that the Fund      emerging market countries
              Emerging Markets      seeks to achieve superior after-tax
                                    returns by employing a variety of
                                    tax-efficient management strategies
------------------------------------------------------------------------------------------------------------------------------------
Specialized   PIMCO Innovation      Capital appreciation; no consideration  Common stocks of companies with small,   PIMCO Equity
Stock Funds                         given to income                         medium and large market capitalizations  Advisors (4)
                                                                            (technology-related stocks)
              ----------------------------------------------------------------------------------------------------------------------
              PIMCO StocksPLUS      Total return which exceeds the total    S&P 500 stock index derivatives          Pacific
                                    return performance of the S&P 500       backed by a portfolio of fixed           Investment
                                                                            income securities                        Management

1. On or about May 7, 1999, PIMCO Equity Advisors will assume full portfolio management responsibility for PIMCO Renaissance Fund. See "Management of the Portfolios--Portfolio Managers for the Underlying Funds--Columbus Circle."
2. The Standard & Poor's 500 Composite Stock Price Index.
3. On or about April 30, 1999, it is anticipated that PIMCO Advisors will sell substantially all of its ownership interest in Blairlogie. PIMCO Advisors has determined to continue to retain Blairlogie as Portfolio Manager for PIMCO International Fund.
4. Prior to March 5, 1999, Columbus Circle served as Portfolio Manager for PIMCO Innovation Fund.

                                                               Prospectus    15

Underlying Bond Funds

  Pacific Investment Management has full investment discretion and makes all determinations with respect to the investment of the assets of each Underlying Bond Fund.

  The investment objective of each Underlying Bond Fund (except as provided below) is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. The "total return" sought by most of the Underlying Bond Funds will consist of interest and dividends from underlying securities and capital appreciation or depreciation reflected in changes in the value of portfolio securities. The investment objective of PIMCO Real Return Bond Fund is to seek to realize maximum real return, consistent with preservation of real capital and prudent investment management. "Real return" is total return adjusted for inflation. The investment objective of each of PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income consistent with preservation of capital and daily liquidity. PIMCO Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so.

  The following provides a concise description of the primary investments of and other information relating to each Underlying Bond Fund. For a complete description of these Funds, please see the Underlying Fund Prospectus for PIMCO Funds: Pacific Investment Management Series, which is incorporated herein by reference and is available free of charge by telephoning the Trust at 1-800-927-4648.

                Fund Name                   Primary Investments                Duration         Credit Quality (/1/)
-----------------------------------------------------------------------------------------------------------------------
 Short-Term     PIMCO Money Market          Money market instruments           [less than or     Min 95% Aaa or Prime 1;
 Bond Funds                                                                     equal to]        (Less than or equal to]
                                                                               90 days           5% Aa or Prime 2
                                                                               dollar-weighted
                                                                               average maturity
             ----------------------------------------------------------------------------------------------------------
                PIMCO Short-Term            Money market instruments           0-1 yr           B to Aaa; max 10%
                                            and short maturity fixed                            below Baa
                                            income securities
             ----------------------------------------------------------------------------------------------------------
                PIMCO Low Duration          Short and intermediate             1-3 yrs          B to Aaa; max 10%
                                            maturity fixed income                               below Baa
                                            securities
-----------------------------------------------------------------------------------------------------------------------
 Intermediate-  PIMCO Moderate Duration     Short and intermediate             2-5 yrs          B to Aaa; max 10%
 Term                                       maturity fixed income                               below Baa
 Bond Funds                                 securities
             ----------------------------------------------------------------------------------------------------------
                PIMCO Real Return Bond      Inflation-indexed fixed            N/A              B to Aaa; max 10%
                                            income securities                                   below Baa
             ----------------------------------------------------------------------------------------------------------
                PIMCO Total Return          Intermediate maturity              3-6 yrs          B to Aaa; max 10%
                                            fixed income securities                             below Baa
             ----------------------------------------------------------------------------------------------------------
                PIMCO Total Return II       Same as PIMCO Total Return         3-6 yrs          Baa to Aaa
                                            Fund, except that the Fund
                                            is subject to credit quality and
                                            foreign issuer restrictions
             ----------------------------------------------------------------------------------------------------------
                PIMCO High Yield            Higher yielding fixed              2-6 yrs          B to Aaa; min 65%
                                            income securities                                   below Baa
-----------------------------------------------------------------------------------------------------------------------
 Long-Term      PIMCO Long-Term U.S.        Long-term maturity fixed           [less than or    A to Aaa
 Bond Funds     Government                  income securities                   equal to 8 yrs
-----------------------------------------------------------------------------------------------------------------------
 International  PIMCO Global Bond           Intermediate maturity U.S.         3-7 yrs          B to Aaa; max 10%
 Bond Funds                                 and foreign fixed income                            below Baa
                                            securities
             ----------------------------------------------------------------------------------------------------------
                PIMCO Foreign Bond          Intermediate maturity              3-7 yrs          B to Aaa; max 10%
                                            hedged foreign fixed                                below Baa
                                            income securities
             ----------------------------------------------------------------------------------------------------------
                PIMCO Emerging Markets Bond Emerging market fixed              0-8 yrs          B to Aaa
                                            income securities
                                    Foreign (/2/)
-----------------------------------------------------------------------------------------------------------------------
                                    0%
             ----------------------------------------------------------------------------------------------------------
                                    0-5%
             ----------------------------------------------------------------------------------------------------------
                                    0-20%
-----------------------------------------------------------------------------------------------------------------------
                                    0-20%
             ----------------------------------------------------------------------------------------------------------
                                    0-35%
             ----------------------------------------------------------------------------------------------------------
                                    0-20%
             ----------------------------------------------------------------------------------------------------------
                                    0%
             ----------------------------------------------------------------------------------------------------------
                                    0%
-----------------------------------------------------------------------------------------------------------------------
                                    0%
-----------------------------------------------------------------------------------------------------------------------
                                    25-75%
             ----------------------------------------------------------------------------------------------------------
                                    [greater than or equal to]
                                    85%
             ----------------------------------------------------------------------------------------------------------
                                    [greater than or equal to]
                                    80%

1. As rated by Moody's Investors Service, Inc., or if unrated, determined by Pacific Investment Management to be of comparable quality.
2. Percentage limitations relate to foreign currency-denominated securities for all Underlying Bond Funds except PIMCO Foreign Bond, Global Bond and Emerging Markets Bond Funds. Percentage limitations for these three Funds re-late to securities of foreign issuers, denominated in any currency. Each Un-derlying Bond Fund (except PIMCO Total Return II and Long-Term U.S. Government Funds) may invest beyond these limits in U.S. dollar-denominated securities of foreign issuers. PIMCO Total Return II and Long-Term U.S. Government Funds may not invest in any securities of foreign issuers.

16  PIMCO Funds: Multi-Manager Series

  Each Underlying Bond Fund will normally invest at least 65% of its assets in the following types of securities, which, unless provided above, may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, catastrophe bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Fixed income securities may have fixed, variable or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Most of the Underlying Bond Funds may (but are not required to) make substantial use of derivative instruments or use a series of purchase and sale contracts or other investment techniques to obtain market exposure to the securities in which they primarily invest.

Additional Underlying Funds

  In addition to the Funds listed above, a Portfolio may invest in additional Underlying Funds, including those that may become available for investment in the future, at the discretion of PIMCO Advisors and without shareholder approval.

Principal Risks of the Underlying Funds

  There can be no assurance that the investment objectives of any of the Underlying Funds will be achieved. The following summarizes principal risks associated with investments in the Underlying Funds. The summary is not intended to be exhaustive. For a more complete description of these risks, please refer to "Investment Objectives and Policies" in the Statement of Additional Information and "Characteristics and Risks of Securities and Investment Techniques" in the Underlying Fund Prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.

  Market Risk Most securities in which the Underlying Funds invest are subject to some degree of market risk, which is the risk of unfavorable market-induced changes in the value of a security. The following summarizes general market risks associated with investments in fixed income and equity securities.

  Fixed Income Securities Changes in the market values of fixed income securities (i.e., capital appreciation or depreciation) are largely a function of changes in the current level of interest rates. The value of an Underlying Fund's investments in fixed income securities will typically change as the level of interest rates fluctuate. During periods of falling interest rates, the value of fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of fixed income securities generally decline.

  "Duration" is one measure of the expected life of a fixed income security. When interest rates are falling, a portfolio with a shorter duration will generally not generate as high a level of total return as a portfolio with a longer duration. When interest rates are rising, a portfolio with a shorter duration will generally outperform a longer duration portfolio. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). Accordingly, longer duration portfolios generally have a greater potential for total return than shorter duration portfolios,

                                                                 Prospectus 17
but are also subject to greater levels of market risk and price volatility. Therefore, Underlying Bond Funds with longer average portfolio durations (e.g., PIMCO Long-Term U.S. Government Fund) are generally subject to higher levels of market risk than Funds with shorter durations (e.g., PIMCO Money Market, Short-Term and Low Duration Funds). Also, some portfolios (e.g., those with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).

  Certain types of securities in which the Underlying Bond Funds may invest are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of market risk. These include various mortgage-related securities (for instance, the interest-only or "IO" class of a stripped mortgage-backed security) and "zero coupon" securities (fixed income securities, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity). Please see "Investment Objectives and Policies" in the Statement of Additional Information for a description of these and other fixed income securities that are particularly sensitive to market risk.

  Equity Securities Changes in the market values of equity securities (i.e., capital appreciation or depreciation) may depend upon a number of factors, including: general economic and market conditions; prospects of the security's issuer; changing interest rates; real or perceived economic and competitive industry conditions; and currency exchange rates. Generally, over the long term, the total return obtained by a portfolio that invests primarily in equity securities has historically been greater than that obtained by a portfolio that invests primarily in fixed income securities. However, an equity portfolio is generally subject to greater market risk and price volatility than a fixed income portfolio and is considered to be a more aggressive investment.

  Credit Risk of Fixed Income Securities Credit risk associated with investments in fixed income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The Underlying Funds that invest in fixed income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Underlying Fund's share price and income level. Nearly all fixed income securities are subject to some credit risk, whether the issuers of the securities are corporations, states and local governments or foreign governments. Even certain U.S. Government securities are subject to credit risk.

  Credit risk is particularly acute for Underlying Funds which invest in so-called "high-yield" securities or "junk" bonds, which are fixed income securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P"), or are determined to be of comparable quality to securities so rated. While such securities offer the potential for higher investment returns than higher-rated securities, they carry a high degree of credit risk and are considered predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. High yield securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities. Accordingly, Underlying Funds which invest a significant portion of their assets in high yield securities (e.g., PIMCO High Yield and Emerging Markets Bond Funds) are subject to substantial credit risk, while Funds that invest in higher quality securities (e.g., PIMCO Money Market and Long-Term U.S. Government Funds) are subject to less credit risk.

  Investments in Companies with Small Market Capitalizations Certain Underlying Stock Funds (in particular, PIMCO Micro-Cap Growth, Small-Cap Value and Small-Cap Growth Funds) invest in common stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in smaller, less seasoned companies may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with larger, more established companies. These companies may have limited product

18 PIMCO Funds: Multi-Manager Series
lines, markets or financial resources, or they may be dependent upon a limited management group. In addition, their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.

  Foreign Securities and Currencies Many Underlying Funds (in particular, PIMCO International, International Growth, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, Global Bond, Foreign Bond and Emerging Markets Bond Funds) invest in securities of foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, "foreign securities").

  Investing in foreign securities involves special risks not typically associated with investing in U.S. securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; higher custodial costs; the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); political instability; the possibility of unfavorable foreign economic factors; and greater price volatility.

  Certain Underlying Funds (in particular, PIMCO Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and Emerging Markets Bond Funds) may invest in the securities of issuers based in countries with developing or "emerging market" economies. These securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; the risk that it may be more difficult to obtain and/or enforce legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

  Underlying Funds that invest in fixed income securities denominated in foreign currencies or in foreign currencies and related derivative instruments (in particular, PIMCO Global Bond, Foreign Bond and Emerging Markets Bond Funds) and Underlying Funds that invest in equity securities traded principally in foreign currencies, may be adversely affected by changes in foreign currency exchange rates. Those rates may fluctuate significantly over short periods of time for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. For example, significant uncertainty surrounds the recent introduction of the euro (a common currency unit for the European Union) in January 1999 and its ongoing effect on the value of securities denominated in local European currencies. For a more complete discussion of foreign currency risks (including those associated with the euro), please see "Investment Objectives and Policies--Foreign Currencies" in the Statement of Additional Information.

  Derivative Instruments The Underlying Funds (with the exception of PIMCO Money Market Fund) may (but are not required to) utilize a number of derivative instruments for risk management purposes or as part of their investment strategies. These include futures contracts, options contracts, options on futures contracts, forward contracts and swap

                                                                 Prospectus 19
agreements. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. For a description of the various derivative instruments that may be utilized by the Underlying Funds, please see "Investment Objectives and Policies" in the Statement of Additional Information.

  The use of derivatives instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to the use of derivative instruments by the Underlying Funds.

  Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

  Credit Risk The use of a derivative involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

  Liquidity Risk Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

  Leverage Risk Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes.

  Market and Other Risks Like most other investments, derivative instruments are subject to the general risk that the market value of the instrument will change in a way detrimental to the investor's interest. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an Underlying Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indices they are designed to closely track. Consequently, an Underlying Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective or risk management strategy. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that an Underlying Fund will engage in such transactions at any given time or from time to time.

  A Note on PIMCO StocksPLUS Fund While the objective of PIMCO StocksPLUS Fund is to achieve a total return which exceeds the total return performance of the S&P 500, it does so by investing substantially all of its assets in a combination of equity-based derivative instruments and a portfolio of fixed income securities. Consequently, the risks of investing in the Fund include the risks of derivatives and the risks generally associated with the Underlying Bond Funds. To the extent that the Fund invests in S&P 500 derivatives backed by a portfolio of fixed income securities, under certain

20 PIMCO Funds: Multi-Manager Series
conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining, the Fund may experience greater losses than would be the case if it were to invest directly in a portfolio of S&P 500 stocks.

  Certain Other Miscellaneous Investment Practices In addition to investing in the securities listed above under "Primary Investments," some or all of the Underlying Funds may to varying extents: lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Portfolios are indirectly subject to some or all of these risks to varying degrees because they invest all of their assets in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see "Investment Objectives and Policies" in the Statement of Additional Information and the Underlying Fund Prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.

                         MANAGEMENT OF THE PORTFOLIOS

  The business affairs of the Trust are managed under the direction of the Board of Trustees. Information about the Trustees and the Trust's executive officers may be found in the Statement of Additional Information under the heading "Management of the Trust."

Investment Adviser

  PIMCO Advisors serves as investment adviser to the Portfolios pursuant to an investment advisory agreement with the Trust. PIMCO Advisors is a Delaware limited partnership organized in 1987. PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. Total assets under management of PIMCO Advisors and its subsidiary partnerships as of December 31, 1998 were approximately $244.2 billion.

  The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management. PIMCO Partners, G.P. is the sole general partner of PAH. PIMCO Advisors is governed by a Management Board, which exercises substantially all of the governance powers of the general partner and serves as the functional equivalent of a board of directors.

  PIMCO Advisors' address is 800 Newport Center Drive, Newport Beach, California 92660. PIMCO Advisors is registered as an investment adviser with the Securities and Exchange Commission. PIMCO Advisors currently has seven subsidiary investment adviser partnerships, the following six of which manage one or more of the Underlying Funds: Blairlogie, Cadence, Columbus Circle, NFJ, Pacific Investment Management and Parametric. On or about April 30, 1999, it is anticipated that PIMCO Advisors will sell substantially all of its ownership interest in Blairlogie. See "Portfolio Managers for the Underlying Funds--Blairlogie" below.

                                                                 Prospectus 21

  PIMCO Advisors' Asset Allocation Committee is responsible for determining how the Portfolios' assets are allocated and reallocated from time to time among the Underlying Funds. Individuals who determine general investment advice and constitute the Asset Allocation Committee for PIMCO Advisors are William D. Cvengros, Timothy R. Clark, Robert S. Venable and David Young.

  William D. Cvengros is the Chief Executive Officer, President and a Member of the Management Board of PIMCO Advisors and Chairman and a Trustee of the Trust. He was formerly President of the Trust and a Director and the Vice Chairman and Chief Investment Officer of Pacific Life Insurance Company. He received a B.A. in Economics from the University of Notre Dame and an M.B.A. from Northwestern University and he is a Chartered Financial Analyst. Timothy
R. Clark is a Vice President of PIMCO Advisors and a Senior Vice President of PIMCO Funds Distributors LLC. He previously served as President of Katonah Capital Management, Inc. Prior to that, he was with Zweig Advisors Inc. and its affiliates serving in various capacities, including portfolio manager for various open- and closed-end funds. He received a B.A. in Economics from Harvard University and an M.B.A. from New York University. Robert S. Venable is a Vice President of PIMCO Advisors. He previously served as a Vice President and portfolio manager at Pacific Investment Management. Mr. Venable has a B.S. from the University of California, Berkeley and an M.B.A. from the Wharton School of Business and he is a Chartered Financial Analyst. David Young is a Vice President in Account Management at Pacific Investment Management. Previously, he was a Vice President--Client Relations and Marketing of a former division of PIMCO Advisors, a Director--Client Relations with Pacific Financial Asset Management Company and a Vice President and portfolio manager with Analytic Investment Management, Inc. He received a B.A. in Economics and Political Science and an M.B.A. from the University of California, Irvine and he is a Chartered Financial Analyst.

  Under the investment advisory agreement, PIMCO Advisors, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Portfolios and for managing, either directly or through others selected by the Adviser, the investment of the Portfolios. PIMCO Advisors also furnishes to the Board of Trustees periodic reports on the investment performance of each Portfolio.

Portfolio Managers for the Underlying Funds

  PIMCO Equity Advisors manages the investments of PIMCO Innovation Fund, an Underlying Stock Fund. Pursuant to portfolio management agreements, PIMCO Advisors employs Portfolio Managers to manage the portfolios of all of the other Underlying Stock Funds with the exception of PIMCO StocksPLUS Fund, for which Pacific Investment Management serves as investment adviser and Portfolio Manager. Pacific Investment Management also serves as investment adviser and Portfolio Manager of each Underlying Bond Fund. The Portfolio Managers have full investment discretion and make all determinations with respect to the investment of the assets of the Underlying Funds they manage. If a Portfolio Manager retained by PIMCO Advisors ceases to manage the portfolio of an Underlying Stock Fund for which PIMCO Advisors serves as adviser, PIMCO Advisors will either assume full responsibility for the management of that Fund, or retain a new portfolio manager subject to the approval of the Trustees and, if required, the shareholders of the Fund.

  Blairlogie manages PIMCO International Fund. Blairlogie is an investment management firm organized as a limited partnership under the laws of the United Kingdom with two general partners and one limited partner. Currently, the general partners are PIMCO Advisors, which serves as the supervisory partner, and Blairlogie Holdings Limited, a wholly owned subsidiary of PIMCO Advisors, which serves as the managing partner. Blairlogie Capital Management Ltd., the predecessor investment adviser to Blairlogie, commenced operations in 1992. Accounts managed by Blairlogie had combined assets as of December 31, 1998 of approximately $900 million. Blairlogie's address is 4th Floor, 125 Princes

22 PIMCO Funds: Multi-Manager Series

Street, Edinburgh EH2 4AD, Scotland. Blairlogie is registered as an investment adviser with the Securities and Exchange Commission in the United States and with the Investment Management Regulatory Organisation in the United Kingdom.

  Blairlogie has more than 50 years of experience in the highly specialized field of international investing. Its investment philosophy combines traditional Scottish standards of prudent investment management with modern quantitative analytical tools. In managing PIMCO International Fund, Blairlogie employs sophisticated analytical tools to attain specific information on each country considered for investment and conducts personal visits to numerous geographical regions, using the information to determine country allocations. It then selects what it believes to be the best stocks within each country according to growth, quality and value characteristics. Through continued monitoring, sell decisions are influenced by changes in country weightings or changes in a particular security's attractiveness.

  It is anticipated that PIMCO Advisors will sell substantially all of its ownership interest in Blairlogie to Alleghany Asset Management, Inc. on or about April 30, 1999 (the "Blairlogie Transaction"). The consummation of the Blairlogie Transaction is subject to a number of conditions. PIMCO Advisors has determined to continue to retain Blairlogie as the Portfolio Manager of the Fund subsequent to the Blairlogie Transaction pursuant to a new portfolio management agreement between PIMCO Advisors and Blairlogie. This Prospectus will be supplemented or revised if these events do not occur substantially in accordance with the schedule outlined above.

  Cadence manages PIMCO Capital Appreciation, Mid-Cap Growth, Small-Cap Growth and Micro-Cap Growth Funds (the "Cadence Funds"). Cadence is an investment management firm organized as a general partnership. Cadence has two partners:
PIMCO Advisors as the supervisory partner, and Cadence Capital Management Inc. as the managing partner. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of December 31, 1998 of approximately $7.4 billion. Cadence's address is Exchange Place, 53 State Street, Boston, Massachusetts 02109. Cadence is registered as an investment adviser with the Securities and Exchange Commission.

  Cadence utilizes an equity investment strategy that focuses on both growth (evaluating securities on the basis of their potential earnings growth) and value (evaluating securities based on their price) characteristics, and attempts to identify reasonably priced securities that offer rapid prospective earnings growth potential. Cadence utilizes a quantitative screening process in selecting stocks. Distinct computerized models are used to screen and rank each issue in a selected universe according to growth and price considerations. Cadence believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are then selected for a portfolio using qualitative research, and are replaced when they score worse-than-median screen ranks, have negative earnings surprises or show poor relative performance. The universes are rescreened frequently to obtain a favorable composition of growth and value characteristics for the Cadence Funds.

  Columbus Circle manages PIMCO Renaissance*, Core Equity, Mid-Cap Equity and International Growth Funds (the "Columbus Circle Funds"). Columbus Circle is
an investment management firm organized as a general partnership. Columbus Circle has two partners: PIMCO Advisors as the supervisory partner, and Columbus Circle Investors Management Inc. as the managing partner. Columbus Circle Investors Division of Thomson Advisory Group L.P. ("TAG"), the predecessor investment adviser to Columbus Circle, commenced operations in 1975. Accounts managed
--------
* On or about May 7, 1999, PIMCO Equity Advisors will assume full portfolio management responsibility for PIMCO Renaissance Fund under the terms of the Trust's investment advisory agreement with PIMCO Advisors, and will have responsibility for the day-to-day portfolio management of the Fund. Information about PIMCO Equity Advisors is provided below under "PIMCO
  Equity Advisors."
                                                                 Prospectus  23
by Columbus Circle had combined assets as of December 31, 1998 of approximately $9.6 billion. Columbus Circle's address is Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902. Columbus Circle is registered as an investment adviser with the Securities and Exchange Commission.

  At the center of Columbus Circle's equity investment strategy is its theory of Positive Momentum & Positive Surprise. This theory asserts that a good company doing better than generally expected will experience a rise in its stock price, and conversely, a company falling short of expectations will experience a drop in its stock price. Based on this theory, Columbus Circle attempts to manage the Columbus Circle Funds with a view to investing in growing companies that are surprising the market with business results that are better than anticipated.

  NFJ manages PIMCO Equity Income, Value, Value 25 and Small-Cap Value Funds (the "NFJ Funds"). NFJ is an investment management firm organized as a general partnership. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management Inc. as the managing partner. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of December 31, 1998 of approximately $2.4 billion. NFJ's address is 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ is registered as an investment adviser with the Securities and Exchange Commission.

  In managing the NFJ Funds, NFJ uses a value-based philosophy and investment process. NFJ adheres to the traditional value philosophy that stocks priced lower than the true value of the issuing company will increase in value, but differs from many value managers by also considering industry diversification and the benefits it affords a portfolio. NFJ classifies stock universes by industry and according to market capitalization. Stocks are selected from a universe using screening processes that focus on low P/E ratios and/or high yields within each industry, subject to quality and price momentum screens. Although quarterly rebalancing is a general rule, NFJ will replace stocks when an alternate stock within the same industry has a significantly better characteristics than the current NFJ Fund holdings.

  Pacific Investment Management manages each Underlying Bond Fund and PIMCO StocksPLUS Fund, each of which is a series of PIMCO Funds: Pacific Investment Management Series. Pacific Investment Management is an investment management firm organized as a general partnership. Pacific Investment Management has two partners: PIMCO Advisors as the supervisory partner, and PIMCO Management, Inc. as the managing partner. Pacific Investment Management Company, the predecessor investment adviser to Pacific Investment Management, commenced operations in 1971. Pacific Investment Management had approximately $158 billion of assets under management as of December 31, 1998. Pacific Investment Management's address is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. Pacific Investment Management is registered as an investment adviser with the Securities and Exchange Commission and as a commodity trading adviser with the CFTC.

  Pacific Investment Management specializes in all sectors of the fixed income market using its total return philosophy--seeking both yield and capital appreciation. Pacific Investment Management's total return philosophy revolves around the principle of diversification and that no single risk should dominate returns. By diversifying strategies, or relying on multiple sources of value, Pacific Investment Management attempts to generate a solid track record with a high degree of consistency. Pacific Investment Management seeks to add value through the use of "top down" strategies such as its exposure to interest rates, or duration, changing volatility, yield curve positioning and sector rotation. "Bottom up" strategies are also employed involving analysis and selection of specific securities.

  Parametric manages PIMCO Enhanced Equity, Tax-Efficient Equity, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds (the "Parametric Funds"). Parametric is an investment management firm organized as a general partnership. Parametric has two partners: PIMCO Advisors as the supervisory partner, and

24 PIMCO Funds: Multi-Manager Series

Parametric Management Inc. as the managing partner. Parametric Portfolio Associates, Inc., the predecessor investment adviser to Parametric, commenced operations in 1987. Accounts managed by Parametric had combined assets as of December 31, 1998 of approximately $3.4 billion. Parametric's address is 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090. Parametric is registered as an investment adviser with the SEC and as a commodity trading adviser with the CFTC.

  Parametric has developed a structured, long-term investment process that combines quantitatively-driven fundamental analysis and economic methods. Parametric attempts to build risk-controlled portfolios of equity securities that are both reasonably priced and poised to benefit from investor sentiment by combining its understanding of the financial markets and investment behavior with extensive quantitative research and modeling. This investment philosophy is applied for each Parametric Fund, including those with an emerging markets or tax-efficient focus.

  PIMCO Equity Advisors manages PIMCO Innovation Fund. PIMCO Equity Advisors is a division of PIMCO Advisors and provides investment management and advisory services primarily to equity-oriented mutual funds and other institutional clients. Information about PIMCO Advisors is provided above under "Investment Adviser." Prior to March 5, 1999, Columbus Circle served as Portfolio Manager for PIMCO Innovation Fund.

  PIMCO Equity Advisors specializes in fundamental research that identifies characteristics of wealth creating businesses. The primary investment style is quality growth within various market capitalization ranges--small-cap, mid-cap and large-cap. PIMCO Equity Advisors seeks to identify quality growth companies using proprietary research and the execution of a disciplined investment process.

Fund Administrator

  PIMCO Advisors also serves as administrator (the "Administrator") for the Portfolios' Institutional Class and Administrative Class shares pursuant to an administration agreement with the Trust. The Administrator provides or procures administrative services for Institutional Class and Administrative Class shareholders of the Portfolios, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Portfolios and preparation of reports to the Portfolios' shareholders and regulatory filings. The Administrator has retained Pacific Investment Management to provide such services as sub-administrator. The Administrator and/or the sub-administrator may also retain other affiliates to provide certain of these services. In addition, the Administrator, at its own expense, arranges for the provision of legal, audit, custody, transfer agency (including sub-transfer agency and other administrative services) and other services necessary for the ordinary operation of the Portfolios, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.

  The Portfolios (and not the Administrator) are responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, Pacific Investment Management or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Adviser, any Portfolio Manager or the Trust, and any counsel retained exclusively for their benefit;
(vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include distribution and/or service fees payable with respect to the Administrative Class shares, and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the 1940
                                                                Prospectus  25

Act, subject to review and approval by the Trustees. The Portfolios also indirectly pay their proportionate share of the expenses of the Underlying Funds (including advisory and administrative fees) in which they invest. See "Underlying Fund Expenses" below.

Advisory Fees

  The Portfolios do not pay any fees to PIMCO Advisors under the Trust's investment advisory agreement in return for the advisory and asset allocation services provided by PIMCO Advisors. The Portfolios do, however, indirectly pay a proportionate share of the advisory fees paid to PIMCO Advisors and Pacific Investment Management by the Underlying Funds in which the Portfolios invest. See "Underlying Fund Expenses" below.

Administrative Fees

  The Portfolios feature fixed administrative fees. For providing or procuring administrative services to the Portfolios as described above, the Administrator receives monthly fees from each Portfolio at the annual rate of 0.10% based on the average daily net assets attributable in the aggregate to the Portfolio's Institutional Class and Administrative Class shares. The Portfolios also indirectly pay a proportionate share of the administrative fees charged by PIMCO Advisors and Pacific Investment Management to the Underlying Funds in which the Portfolios invest. See "Underlying Fund Expenses" below. The administration and sub-administration agreements for the Portfolios may be terminated by the Trustees, or by PIMCO Advisors or Pacific Investment Management (as the case may be), on 60 days' written notice. Following their initial terms, the agreements will continue from year-to-year if approved by the Trustees.

Underlying Fund Expenses

  The expenses associated with investing in a "fund of funds," such as the Portfolios, are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a "fund of funds" indirectly pay a portion of the fees and expenses charged at the underlying fund level.

  The Trust has structured the Portfolios to reduce expenses incurred at the Underlying Fund level as follows: (a) the Portfolios do not pay any fees for asset allocation or advisory services under the Trust's investment advisory agreement; and (b) the Portfolios invest in Institutional Class shares of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

  The table on the following page sets forth annual advisory fee and total operating expense information for Institutional Class shares of the Underlying Funds. Shareholders of each Portfolio indirectly bear a proportionate share of these expenses depending upon how the Portfolio's assets are allocated from time to time among the Underlying Funds. See "Expense Information."

26 PIMCO Funds: Multi-Manager Series

                                   Annual Underlying Fund Expenses
                                   (Based on the average daily net assets
                                   attributable to a Fund's Institutional
                                   Class shares):
                                   Advisory Admini-       Total Fund
Underlying Fund                    Fees     strative Fees Operating Expenses
----------------------------------------------------------------------------
PIMCO Equity Income                0.45%    0.25%         0.70%
----------------------------------------------------------------------------
PIMCO Renaissance                  0.60     0.25          0.85
----------------------------------------------------------------------------
PIMCO Core Equity                  0.57     0.25          0.82
----------------------------------------------------------------------------
PIMCO Mid-Cap Equity               0.63     0.25          0.88
----------------------------------------------------------------------------
PIMCO Value                        0.45     0.25          0.70
----------------------------------------------------------------------------
PIMCO Value 25                     0.50     0.25          0.75
----------------------------------------------------------------------------
PIMCO Capital Appreciation         0.45     0.25          0.70
----------------------------------------------------------------------------
PIMCO Mid-Cap Growth               0.45     0.25          0.70
----------------------------------------------------------------------------
PIMCO Enhanced Equity              0.45     0.25          0.70
----------------------------------------------------------------------------
PIMCO Tax-Efficient Equity         0.45     0.25          0.70
----------------------------------------------------------------------------
PIMCO Small-Cap Value              0.60     0.25          0.85
----------------------------------------------------------------------------
PIMCO Small-Cap Growth             1.00     0.25          1.25
----------------------------------------------------------------------------
PIMCO Micro-Cap Growth             1.25     0.25          1.50
----------------------------------------------------------------------------
PIMCO International                0.55     0.50          1.05
----------------------------------------------------------------------------
PIMCO International Growth         0.85     0.50          1.35
----------------------------------------------------------------------------
PIMCO Structured Emerging Markets  0.45     0.50          0.95
----------------------------------------------------------------------------
PIMCO Tax-Efficient Structured
 Emerging Markets                  0.45     0.50          0.95
----------------------------------------------------------------------------
PIMCO Innovation                   0.65     0.25          0.90
----------------------------------------------------------------------------
PIMCO StocksPLUS                   0.40     0.25          0.65
----------------------------------------------------------------------------
PIMCO Money Market                 0.15     0.20          0.35
----------------------------------------------------------------------------
PIMCO Short-Term                   0.25     0.20          0.45
----------------------------------------------------------------------------
PIMCO Low Duration                 0.25     0.18          0.43
----------------------------------------------------------------------------
PIMCO Moderate Duration            0.25     0.20          0.45
----------------------------------------------------------------------------
PIMCO Real Return Bond             0.25     0.25          0.50
----------------------------------------------------------------------------
PIMCO Total Return                 0.25     0.18          0.43
----------------------------------------------------------------------------
PIMCO Total Return II              0.25     0.25          0.50
----------------------------------------------------------------------------
PIMCO High Yield                   0.25     0.25          0.50
----------------------------------------------------------------------------
PIMCO Long-Term U.S. Government    0.25     0.25          0.50
----------------------------------------------------------------------------
PIMCO Global Bond                  0.25     0.30          0.55
----------------------------------------------------------------------------
PIMCO Foreign Bond                 0.25     0.25          0.50
----------------------------------------------------------------------------
PIMCO Emerging Markets Bond        0.45     0.40          0.85

                                                                 Prospectus 27

Service and Distribution Fees

  The Trust has adopted an Administrative Services Plan and a Distribution Plan (the "Plans") with respect to the Administrative Class shares of each Portfolio. Under the terms of the Plans, the Trust is permitted to reimburse, out of the Administrative Class assets of each Portfolio, in an amount up to
 .25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution and marketing of shares and/or the provision of certain shareholder services (in the case of the Distribution Plan) or the administration of plans or programs that use shares of the Portfolios as their funding medium (in the case of the Administrative Services Plan), and to reimburse certain other related expenses. Total reimbursements under the Plans may be paid in an amount up to .25% on an annual basis of the average daily net assets attributable to the Administrative Class shares of each Portfolio. The same entity may not receive both distribution and administrative services fees with respect to the same assets but may with respect to separate assets receive fees under each Plan. Fees paid pursuant to either Plan may be paid for shareholder services and the maintenance of accounts, and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. Each Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule, except that shareholders will not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plan that they will have with respect to the Distribution Plan. For more complete disclosure regarding the Plans and their terms, see the Statement of Additional Information.

  Institutional and Administrative Class shares of the Portfolios may also be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Portfolio shares. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

Distributor

  Shares of the Portfolios are distributed through PIMCO Funds Distributors LLC (the "Distributor"), a wholly owned subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the SEC.

                              PURCHASE OF SHARES

  Each Portfolio currently offers its shares in five classes: Institutional Class, Administrative Class, Class A, Class B and Class C. This Prospectus relates only to the Institutional Class shares and Administrative Class shares of the Portfolios. For information regarding Class A, Class B and Class C shares, see "Other Information--Multiple Classes of Shares" below.

  Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Portfolios). Shares of the Administrative

28 PIMCO Funds: Multi-Manager Series

Class are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Portfolio pays service and/or distribution fees to such entities for services they provide to shareholders of that class.

  Shares of either the Institutional Class or the Administrative Class of the Portfolios may be purchased at the relevant net asset value of that class without a sales charge or other fee. The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment for a registered investment adviser purchasing Institutional Class shares for its clients through omnibus accounts is $250,000 per Portfolio. Shares may also be offered to clients of Blairlogie, Cadence, Columbus Circle, NFJ, Pacific Investment Management, Parametric and their affiliates, and to the benefit plans of PIMCO Advisors and its affiliates. In addition, the minimum initial investment does not apply to shares of the Institutional Class offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor pursuant to which each investor pays an asset based fee at an annual rate of at least .50% of the assets in the account to a financial intermediary for investment advisory and/or administrative services.

  Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Portfolio and will not require a Portfolio to pay any type of administrative payment per participant account to any third party.

  The investment minimums discussed in this section do not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

Initial Investment

  An account may be opened by completing and signing a Client Registration Application and mailing it to PIMCO Funds at the following address: 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. A Client Registration Application may be obtained by calling 1-800-800-0952.

  Except as provided below, purchases of Institutional Class and Administrative Class shares can only be made by wiring federal funds to National Financial Data Services (the "Transfer Agent"), 330 West 9th Street, 4th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must first telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer, and the following information will be requested: name of authorized person; shareholder name; shareholder account number; name of Portfolio and share class; amount being wired; and wiring bank name.

  Shares may be purchased without first wiring federal funds if the proceeds of the investment are derived from an advisory account maintained by the investor with PIMCO Advisors or one of its affiliates; from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company; or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

  A purchase order, together with payment in proper form, received by the Transfer Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (the "Exchange"), on a day the Trust is open for business, will be effected at that day's net asset value. An order received after the close of regular trading on the Exchange will be effected at the net asset value determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the Exchange and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day. The Trust is "open for business" on each day the Exchange

                                                                 Prospectus 29
is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

Additional Investments

  Additional investments may be made at any time at the relevant net asset value for the particular class by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

Other Purchase Information

  Purchases of a Portfolio's Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

  The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolios or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The Trust and the Distributor may also waive the minimum initial investment for certain investors.

  Purchases and sales should be made for long-term investment purposes only. The Trust and Adviser each reserves the right to restrict purchases of Portfolio shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

  Institutional Class and Administrative Class shares of the Trust are not qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a particular Portfolio are available for offer and sale in their state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Retirement Plans

  Shares of the Portfolios are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Portfolio as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

30 PIMCO Funds: Multi-Manager Series

                             REDEMPTION OF SHARES

Redemptions by Mail

  Institutional Class and Administrative Class shares may be redeemed by submitting a written request to PIMCO Funds, 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, stating the Portfolio from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

Redemptions by Telephone or Other Wire Communication

  If an election is made on the Client Registration Application (or subsequently in writing), redemptions of shares may be requested by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-949-760-4456, or by other means of wire communication. Investors should state the Portfolio and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed and the account number. Redemption requests of an amount of $10 million or more may be initiated by telephone, but must be confirmed in writing by an authorized party prior to processing.

  In electing a telephone redemption, the investor authorizes Pacific Investment Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management and the Transfer Agent to be genuine. Neither the Trust nor its Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in telephone service may mean that a shareholder will be unable to effect a redemption by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing). All telephone transactions are recorded, and Pacific Investment Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. If the Trust or Transfer Agent fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses due to unauthorized or fraudulent telephone transactions. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redemption of Shares--Other Redemption Information."

  Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

  Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

                                                                 Prospectus 31

Other Redemption Information

  Redemption requests for Portfolio shares are effected at the net asset value per share next determined after receipt in good order of the redemption request by the Trust or its designee. A redemption request received by the Trust or its designee prior to the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day.

  Payment of the redemption price will ordinarily be wired to the investor's bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

  For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

  Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000. This mandatory redemption policy does not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

  The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Portfolio's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Exchange Privilege

  Shares of a Portfolio may be exchanged for shares of the same class of any other Portfolio or other series of the Trust based on the respective net asset values of the shares involved. An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the telephone redemption option has been elected, by calling the Trust at 1-800-927-4648. Shares of a Portfolio may also be exchanged for shares of the same class of a series of PIMCO Funds: Pacific Investment Management Series. Shareholders interested in such an exchange may request a prospectus for these other series by contacting PIMCO Funds: Pacific Investment Management Series at the same address and telephone number as the Trust.

32 PIMCO Funds: Multi-Manager Series

  Exchanges may be made only with respect to Portfolios or other eligible series that are registered in the state of residence of the investor or where an exemption from registration is available. An exchange order is treated the same for tax purposes as a redemption followed by a purchase and may result in a capital gain or loss, and special rules may apply in computing tax basis when determining gain or loss. See "Taxation" in the Statement of Additional Information.

  The Trust reserves the right to refuse exchange purchases if, in the judgment of the Adviser, the purchase would adversely affect a Portfolio and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Portfolio. Currently, the Trust limits the number of "round trip" exchanges an investor may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Portfolio, subsequently exchanges those shares for shares of a different Portfolio or other PIMCO Fund, and then exchanges back into the originally purchased Portfolio. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Portfolio) more than six round trip exchanges in any twelve-month period. Although the Trust will attempt to give shareholders prior notice whenever it is reasonably able to do so, it may impose additional restrictions on exchanges at any time.

                                NET ASSET VALUE

  The net asset values of Institutional Class and Administrative Class shares of each Portfolio will be determined once on each day on which the Exchange is open (a "Business Day"), as of the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange. Net asset value will not be determined on days on which the Exchange is closed.

  The market values of the shares of the Underlying Funds held by the Portfolios are determined once each Business Day in the same manner as the net asset values of the Portfolios' shares are determined as described below.

  Each Portfolio's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Portfolio's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of the Administrative Class shares of the Portfolios may be lower than the per share net asset value of the Institutional Class shares as a result of the daily expense accruals of the service and/or distribution fees applicable to the Administrative Class shares. Generally, for Portfolios that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Portfolio's classes.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  Shares begin earning dividends on the effective date of purchase, provided notification deadlines are met. See "Purchase of Shares." Net investment income from interest and dividends, if any, will be declared and paid to shareholders of record at least monthly by the 30/70 Portfolio, at least quarterly by the 60/40 Portfolio and at least annually by the 90/10 Portfolio. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Portfolio unless the shareholder elects to have them paid in cash. Dividends from net investment income with respect to Administrative Class shares will be lower than those paid with respect to Institutional Class shares, reflecting the payment of service and/or distribution fees by that class.

                                                                 Prospectus 33

  Each Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Portfolio intends to distribute each year substantially all of its net income and gains.

  Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Portfolio, regardless of whether received in cash or reinvested in additional shares. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain dividends and dividends that represent a return of capital to shareholders, as ordinary income. In particular, distributions derived from short-term gains will be treated as ordinary income. Dividends designated by a Portfolio as capital gain dividends derived from the Portfolio's net capital gains (that is, the excess of its net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gain (generally subject to a 20% tax rate) except as provided by an applicable tax exemption. Any distributions that are not from a Portfolio's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. Each Portfolio will advise shareholders annually of the amount and nature of the dividends paid to them.

  Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on a Portfolio's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Portfolio's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Portfolio's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Portfolio's net asset value also reflects unrealized losses.

  A Portfolio's use of a fund-of-funds structure could affect the amount, timing and character of distributions to shareholders. See "Taxation" in the Statement of Additional Information.

  The preceding discussion relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of foreign, state and local income tax laws to Trust dividends and capital gain distributions. For additional information relating to the tax aspects of investing in a Portfolio, see the Statement of Additional Information.

                               OTHER INFORMATION

Capitalization

  The Trust was organized as a Massachusetts business trust on August 24, 1990, and currently consists of twenty-eight portfolios that are operational, three of which are described in this Prospectus. Other portfolios may be offered by means of a separate prospectus. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.

34 PIMCO Funds: Multi-Manager Series

  Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Second Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder of that Portfolio held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Portfolio of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

Multiple Classes of Shares

  In addition to Institutional Class shares and Administrative Class shares, the Portfolios also currently offer three additional classes of shares, Class A, Class B and Class C, through a separate prospectus. This Prospectus relates only to Institutional Class and Administrative Class shares of the Portfolios. The other classes of the Portfolios have different sales charges and expense levels, which will affect performance accordingly. To obtain more information about the other classes of shares, please call the Distributor at 1-800-426-0107.

  Institutional Class and Administrative Class shares of each Portfolio represent interests in the assets of that Portfolio, and each class has identical dividend, liquidation and other rights and the same terms and conditions, except that expenses related to the distribution and/or shareholder servicing of Administrative Class shares are borne solely by such class, and each class may, at the Trustees' discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Portfolio.

Voting

  Each class of shares of each Portfolio has identical voting rights, except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. The Administrative Class shares have exclusive voting rights with respect to matters pertaining to any Distribution Plan applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Portfolio separately except (i) when required by the 1940 Act, shares shall be voted together, and (ii) when the Trustees have determined that the matter does not affect all Portfolios, then only shareholders of the Portfolio or Portfolios affected shall be entitled to vote on the matter. All classes of shares of a Portfolio will vote together, except with respect to a Distribution Plan or agreement applicable to a class of shares or when a class vote is required as specified above or otherwise by the 1940 Act. Shares are freely transferable, are entitled to dividends as declared by the Trustees and, in liquidation of the Trust, are entitled to receive the net assets of their Portfolio, but not of the other Portfolios or other series of the Trust. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Such a meeting will be called at the written request of the holders of 10% of the Trust's outstanding shares.

  Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Portfolio (or the Trust) means the vote of the
                                                                  Prospectus 35
lesser of: (1) 67% of the shares of the Portfolio (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Portfolio (or the Trust).

Performance Information

  From time to time the Trust may make available certain information about the performance of the Institutional Class and Administrative Class shares of some or all of the Portfolios. Information about a Portfolio's performance is based on that Portfolio's record to a recent date and is not intended to indicate future performance. Performance information is computed separately for each Portfolio's Institutional Class and Administrative Class shares in accordance with the formulas described below. Because Administrative Class shares bear the expense of service and/or distribution fees, it is expected that, under normal circumstances, the level of performance of a Portfolio's Administrative Class shares will be lower than that of the Portfolio's Institutional Class shares.

  The total return of Institutional Class and Administrative Class shares of all Portfolios may be included in advertisements or other written material. When a Portfolio's total return is advertised with respect to its Institutional Class and Administrative Class shares, it will be calculated for the past year, the past five years and the past ten years (or if the class has been offered for a period shorter than one, five or ten years, that period will be substituted) since the inception of the class, as more fully described in the Statement of Additional Information. Total return for each class is measured by comparing the value of an investment in the Portfolio at the beginning of the relevant period to the redemption value of the investment in the Portfolio at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

  Quotations of yield for a Portfolio or class will be based on the investment income per share (as defined by the SEC) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

  The Portfolios may also provide current distribution information to their shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Portfolio will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. Current distribution rates differ from standardized yield rates in that they represent what a class of a Portfolio has declared and paid to shareholders as of the end of a specified period rather than the Portfolio's actual net investment income for that period.

  The Adviser may also report to shareholders or to the public in advertisements concerning its performance as adviser to clients other than the Portfolios, and on its comparative performance or standing in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Portfolios, the Adviser or an advisory affiliate of the Adviser, should be considered in light of the Portfolio's investment objectives and policies, characteristics and quality of the Portfolios' investments, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved by the Portfolios in the future.

  Investment results of the Portfolios will fluctuate over time, and any representation of the Portfolios' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period.

36 PIMCO Funds: Multi-Manager Series

           --------------------------------------------------------------------
PIMCO      INVESTMENT ADVISER AND ADMINISTRATOR
Funds      PIMCO Advisors L.P., 800 Newport Center Drive, Newport Beach, CA
Asset      92660
Allocation
Series     --------------------------------------------------------------------
           CUSTODIAN
           Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City,
           MO 64105
           --------------------------------------------------------------------
           TRANSFER AGENT
           National Financial Data Services, 330 West 9th Street, 4th Floor, Kansas City, MO 64105
           --------------------------------------------------------------------
           INDEPENDENT ACCOUNTANTS
           PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105
           --------------------------------------------------------------------
           LEGAL COUNSEL
           Ropes & Gray, One International Place, Boston, MA 02110
           --------------------------------------------------------------------

For More Information                         Statement of Additional             Information about the Trust
The following documents are                  Information (SAI) The SAI           (including the SAI) can be
or will be available that                    contains additional                 reviewed and copied at the
offer further information on                 information about the               Securities and Exchange
the Portfolios and other                     Portfolios. A current SAI has       Commission's Public Reference
series of PIMCO Funds: Multi-                been filed with the Securities      Room in Washington, D.C.
Manager Series                               and Exchange Commission, and        Information on the operation
                                             is incorporated into this           of the public reference room
Annual/Semi-Annual Reports to                prospectus by reference.            may be obtained by calling the
Shareholders The Trust's annual                                                  Commission at 1-800-SEC-0330.
and semi-annual reports include a            To request a free copy of           Reports and other information
discussion of the market condi-              these documents or to make          about the Trust are available
tions and investment strategies              inquiries about the                 on the Commission's Internet
that significantly affected the              Portfolios, please write or         site at www.sec.gov, and
Portfolio's performance during its           call:                               copies of that information may
last fiscal year or other period.                                                be obtained, upon payment of a
                                             PIMCO Funds:                        duplicating fee, by writing
                                             Multi-Manager Series                the Public Reference Section
                                             840 Newport Center Drive            of the Commission, Washington,
                                             Suite 300                           D.C. 20549-6009.
                                             Newport Beach, CA 92660

                                             Telephone:
                                             1-800-927-4648
                                             1-800-987-4626 (PIMCO
                                             Infolink Audio Response
                                             Network)

                                                                        PIMCO
                                                                        -----
                                                                        FUNDS
SEC File Number: 811-06161

PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660


PZ026 01/99